Schedule of Investments PIMCO Strategic Income Fund, Inc.	September 30, 2023 (Unaudited)

(AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF SHARES, CONTRACTS, UNITS AND OUNCES, IF ANY)
		PRINCIPAL AMOUNT (000s)	MARKET VALUE (000s)
INVESTMENTS IN SECURITIES 281.1% ¤
LOAN PARTICIPATIONS AND ASSIGNMENTS 20.8%
Altar Bidco, Inc. 10.493% - 11.075% due 02/01/2030		$700	$683
Amsurg
TBD% due 04/28/2028 «		6,960	5,266
16.394% due 04/29/2027		2,877	3,431
Diamond Sports Group LLC TBD% - 15.412% due 05/25/2026		3,121	1,623
Forbes Energy Services LLC TBD% due 12/31/2023 «		66	0
Gateway Casinos & Entertainment Ltd.
13.496% due 10/15/2027		2,648	2,658
13.498% due 10/18/2027	CAD	576	426
Incora TBD% - 13.917% due 03/01/2024 «		$2,647	2,736
Intelsat Jackson Holdings SA 9.772% due 02/01/2029		1,193	1,192
Lealand Finance Co. BV 8.431% due 06/28/2024 «		28	20
Lealand Finance Co. BV (6.431% Cash and 3.000% PIK) 9.431% due 06/30/2025 (c)		195	108
Market Bidco Ltd. 10.144% due 11/04/2027	GBP	2,749	3,257
NAC Aviation 29 DAC 7.501% due 06/30/2026		$423	396
Oi SA TBD% - 14.000% due 09/07/2024 µ		408	408
Poseidon Bidco SASU 9.205% - 9.222% (EUR003M + 5.250%) due 07/25/2028 ~	EUR	2,400	2,544
Promotora de Informaciones SA 8.905% (EUR003M + 5.220%) due 12/31/2026 ~		3,792	3,836
Promotora de Informaciones SA (6.655% Cash and 5.000% PIK) 11.655% (EUR003M + 2.970%) due 06/30/2027 «~(c)		560	539
PUG LLC 8.931% due 02/12/2027		$15	14
Softbank Vision Fund 5.000% due 12/21/2025 «		1,352	1,264
Steenbok Lux Finco 1 SARL
10.000% due 06/30/2026	EUR	4,875	1,665
10.000% (EUR003M + 5.000%) due 06/30/2026 «~		29	31
10.000% (EUR006M + 10.000%) due 06/01/2030 ~		19	21
Steenbok Lux Finco 2 SARL 10.000% due 06/30/2026		5,171	2,471
Syniverse Holdings, Inc. 12.390% due 05/13/2027		$3,676	3,258
Team Health Holdings, Inc. 8.181% (LIBOR01M + 2.750%) due 02/06/2024 ~		1,640	1,605
U.S. Renal Care, Inc. 10.607% due 06/20/2028		46	30
Westmoreland Mining Holdings LLC 8.000% due 03/15/2029		3	2
Windstream Services LLC 11.666% due 09/21/2027		16	16

Total Loan Participations and Assignments (Cost $45,896)			39,500

CORPORATE BONDS & NOTES 49.6%
BANKING & FINANCE 22.6%
Agps Bondco PLC
4.625% due 01/14/2026 ^(d)	EUR	2,900	1,284
5.500% due 11/13/2026 ^(d)		1,800	767
AIB Group PLC 6.608% due 09/13/2029 •(l)		$500	498
Armor Holdco, Inc. 8.500% due 11/15/2029 (l)		2,400	2,092
Banca Monte dei Paschi di Siena SpA
1.875% due 01/09/2026 (l)	EUR	400	379
2.625% due 04/28/2025 (l)		1,500	1,489
7.677% due 01/18/2028 •		400	379
8.000% due 01/22/2030 •		1,304	1,312
8.500% due 09/10/2030 •		400	402
10.500% due 07/23/2029		1,360	1,453

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

Banco de Credito del Peru SA 4.650% due 09/17/2024	PEN	400	102
Barclays PLC
2.894% due 11/24/2032 •		$200	151
6.224% due 05/09/2034 •(l)		2,800	2,654
7.437% due 11/02/2033 •(l)		800	822
Brandywine Operating Partnership LP
3.950% due 11/15/2027		400	331
4.550% due 10/01/2029		200	156
7.800% due 03/15/2028		100	93
CaixaBank SA
6.208% due 01/18/2029 •(l)		1,200	1,175
6.840% due 09/13/2034 •(l)		1,600	1,569
CBRE Services, Inc. 5.950% due 08/15/2034 (l)		2,700	2,550
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 ^(c)(d)	EUR	130	93
Country Garden Holdings Co. Ltd.
5.400% due 05/27/2025		$1,000	66
6.150% due 09/17/2025		200	14
Credit Suisse AG AT1 Claim ^		600	63
Deutsche Bank AG
3.547% due 09/18/2031 •(l)		300	242
6.720% due 01/18/2029 •(l)		600	597
EPR Properties
3.600% due 11/15/2031		100	74
3.750% due 08/15/2029		100	80
4.500% due 06/01/2027 (l)		300	269
Essential Properties LP 2.950% due 07/15/2031		100	73
Fairfax India Holdings Corp. 5.000% due 02/26/2028 (l)		2,400	2,064
HSBC Holdings PLC
2.804% due 05/24/2032 •		200	155
6.254% due 03/09/2034 •(l)		3,000	2,934
Hudson Pacific Properties LP
3.250% due 01/15/2030		200	136
4.650% due 04/01/2029		200	151
5.950% due 02/15/2028 (l)		500	418
Kilroy Realty LP 2.650% due 11/15/2033		100	68
Societe Generale SA
6.446% due 01/10/2029 •(l)		2,000	1,978
6.691% due 01/10/2034 •(l)		3,500	3,402
SVB Financial Group
1.800% due 02/02/2031 ^(d)		502	304
2.100% due 05/15/2028 ^(d)		100	62
4.570% due 04/29/2033 ^(d)		600	380
UBS Group AG 6.442% due 08/11/2028 •(l)		3,050	3,049
UniCredit SpA 7.830% due 12/04/2023 (l)		2,240	2,243
Uniti Group LP
6.000% due 01/15/2030 (l)		2,738	1,742
10.500% due 02/15/2028 (l)		251	246
VICI Properties LP
4.500% due 09/01/2026 (l)		350	329
5.750% due 02/01/2027 (l)		2,000	1,938

			42,828

INDUSTRIALS 22.2%
Air Canada Pass-Through Trust 3.600% due 09/15/2028 (l)		1,742	1,613
American Airlines Pass-Through Trust
3.000% due 04/15/2030 (l)		139	125
3.350% due 04/15/2031 (l)		875	781
3.700% due 04/01/2028 (l)		1,324	1,210
BAT Capital Corp.
6.343% due 08/02/2030 (l)		400	394
6.421% due 08/02/2033 (l)		300	292
7.079% due 08/02/2043 (l)		400	384
7.081% due 08/02/2053 (l)		400	378
BAT International Finance PLC 5.931% due 02/02/2029 (l)		1,400	1,375
Carvana Co. (12.000% PIK) 12.000% due 12/01/2028 (c)		188	148
Carvana Co. (13.000% PIK) 13.000% due 06/01/2030 (c)		282	220
Carvana Co. (14.000% PIK) 14.000% due 06/01/2031 (c)(l)		333	261
CDW LLC 3.569% due 12/01/2031 (l)		700	577
CGG SA
7.750% due 04/01/2027	EUR	416	396
8.750% due 04/01/2027 (l)		$4,612	4,131

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

CVS Pass-Through Trust 7.507% due 01/10/2032 (l)		558	572
Exela Intermediate LLC (11.500% PIK) 11.500% due 04/15/2026 (c)		41	8
Gazprom PJSC Via Gaz Capital SA 8.625% due 04/28/2034 ^(d)		1,710	1,559
Intelsat Jackson Holdings SA 6.500% due 03/15/2030 (l)		7,256	6,453
Nissan Motor Co. Ltd. 4.810% due 09/17/2030 (l)		6,000	5,178
Santos Finance Ltd. 6.875% due 09/19/2033		1,500	1,469
Topaz Solar Farms LLC 4.875% due 09/30/2039 (l)		742	671
U.S. Renal Care, Inc. 10.625% due 06/28/2028		1,454	974
United Airlines Pass-Through Trust 4.150% due 02/25/2033		73	66
Vale SA 1.641% due 12/29/2049 ~(i)	BRL	50,000	3,110
Wesco Aircraft Holdings, Inc. (7.500% Cash and 3.000% PIK) 10.500% due 11/15/2026 ^(c)(d)		$10,800	9,828

			42,173

UTILITIES 4.8%
AT&T, Inc.
2.750% due 06/01/2031		200	160
4.350% due 03/01/2029		100	93
NGD Holdings BV 6.750% due 12/31/2026 (l)		1,479	1,065
Oi SA 10.000% due 07/27/2025 ^(d)		3,220	220
Pacific Gas & Electric Co.
3.750% due 08/15/2042		100	64
4.000% due 12/01/2046 (l)		200	127
4.200% due 03/01/2029 (l)		1,300	1,151
4.200% due 06/01/2041 (l)		200	141
4.300% due 03/15/2045 (l)		950	644
4.450% due 04/15/2042		220	158
4.750% due 02/15/2044 (l)		1,492	1,105
Peru LNG SRL 5.375% due 03/22/2030 (l)		2,800	2,201
Tierra Mojada Luxembourg SARL 5.750% due 12/01/2040 (l)		1,188	990
Vistra Operations Co. LLC 6.950% due 10/15/2033		900	884

			9,003

Total Corporate Bonds & Notes (Cost $109,622)			94,004

CONVERTIBLE BONDS & NOTES 0.1%
BANKING & FINANCE 0.1%
Corestate Capital Holding SA (8.000% Cash or 9.000% PIK) 8.000% due 12/31/2026 ^(c)(d)	EUR	151	108

Total Convertible Bonds & Notes (Cost $171)			108

MUNICIPAL BONDS & NOTES 2.2%
CALIFORNIA 0.9%
Golden State, California Tobacco Securitization Corp. Revenue Bonds, Series 2021
3.000% due 06/01/2046		$80	73
3.487% due 06/01/2036		1,000	759
3.850% due 06/01/2050		905	822

			1,654

ILLINOIS 0.0%
Illinois State General Obligation Bonds, (BABs), Series 2010 6.725% due 04/01/2035		14	14

PUERTO RICO 0.3%
Commonwealth of Puerto Rico Bonds, Series 2022 0.000% due 11/01/2043		1,092	567

WEST VIRGINIA 1.0%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007 0.000% due 06/01/2047 (g)		25,300	1,997

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

Total Municipal Bonds & Notes (Cost $5,370)		4,232

U.S. GOVERNMENT AGENCIES 152.5%
Fannie Mae
0.000% due 02/25/2052 •(a)(l)	123,452	464
0.000% due 08/25/2054 ~(a)(l)	4,470	187
0.571% due 10/25/2049 •(a)(l)	6,250	538
0.621% due 02/25/2049 •(a)	68	5
0.671% due 07/25/2050 •(a)(l)	942	77
1.172% due 12/25/2042 ~(a)	2,506	59
1.321% due 07/25/2041 •(a)(l)	351	25
2.500% due 12/25/2027 (a)(l)	667	22
3.000% due 06/25/2050 (a)(l)	1,148	230
3.500% due 07/25/2036 (a)(l)	3,016	332
3.500% due 07/25/2042 - 12/25/2049 (a)	370	45
4.000% due 06/25/2050 (a)(l)	602	109
4.250% due 11/25/2024 (l)	16	16
4.500% due 07/25/2040 (l)	364	346
4.711% due 02/25/2042 ~	241	231
4.790% due 12/25/2042 ~	15	14
4.976% due 10/25/2042 ~	6	6
5.000% due 07/25/2037 (a)	465	72
5.000% due 01/25/2038 - 07/25/2038 (l)	2,422	2,369
5.500% due 07/25/2024 - 11/25/2032	1,370	1,359
5.500% due 12/25/2034 - 04/25/2035 (l)	1,057	1,033
5.555% due 10/25/2042 ~	177	176
5.750% due 06/25/2033	11	11
5.807% due 08/25/2043	771	747
6.000% due 09/25/2031 (l)	64	64
6.000% due 01/25/2044	539	536
6.135% due 09/01/2028 •	2	2
6.325% due 11/01/2027 •	6	6
6.500% due 04/01/2031 - 11/01/2047	1,702	1,706
6.500% due 09/25/2031 - 03/25/2032 (l)	274	274
6.850% due 12/18/2027	3	3
7.000% due 06/18/2027 - 01/01/2047	415	419
7.000% due 02/25/2035 (l)	38	39
7.000% due 09/25/2041 ~	175	168
7.500% due 11/25/2026 - 06/25/2044	438	438
7.500% due 06/19/2041 ~	58	59
7.993% due 06/19/2041 ~	496	501
8.500% due 06/18/2027 - 06/25/2030	51	51
11.179% due 07/25/2029 •	660	743
Freddie Mac
0.000% due 08/15/2036 - 11/15/2038 ~(a)(l)	10,319	438
0.000% due 11/15/2048 •(a)(l)	5,188	100
0.571% due 04/25/2048 - 11/25/2049 •(a)(l)	27,019	2,608
0.721% due 05/25/2050 •(a)(l)	636	62
2.079% due 11/25/2045 ~(a)	5,336	384
3.000% due 11/25/2050 - 01/25/2051 (a)(l)	9,016	1,399
3.500% due 05/25/2050 (a)	511	105
4.262% due 12/01/2026 •	2	2
4.372% due 07/25/2032 ~	64	59
5.500% due 04/01/2039 - 06/15/2041 (l)	2,114	2,106
6.000% due 12/15/2028 - 03/15/2035 (l)	604	606
6.000% due 04/15/2031 - 02/01/2034	63	62
6.500% due 10/15/2023 - 09/01/2047	1,592	1,579
6.500% due 02/15/2028 - 07/15/2032 (l)	1,137	1,147
6.500% due 09/25/2043 ~	34	33
7.000% due 01/15/2024 - 10/25/2043	467	475
7.000% due 07/15/2027 - 06/15/2031 (l)	579	590
7.500% due 05/15/2024 (l)	6	6
7.500% due 12/01/2025 - 02/25/2042	352	354
8.000% due 07/01/2024 - 04/15/2030	37	37
10.579% due 10/25/2029 •	650	712
12.979% due 12/25/2027 •	1,387	1,464
Ginnie Mae
0.611% due 08/20/2049 - 09/20/2049 •(a)(l)	49,065	3,817
0.761% due 06/20/2047 •(a)(l)	5,162	410
6.000% due 04/15/2029 - 12/15/2038	515	512
6.500% due 04/15/2032 - 10/20/2038	167	167
7.000% due 07/15/2025 - 06/15/2026	3	3
7.500% due 10/15/2025 - 02/15/2029	204	205
8.500% due 02/15/2031	5	6
Ginnie Mae, TBA
4.000% due 10/01/2053	12,000	10,865
4.500% due 11/01/2053	100	92
U.S. Small Business Administration
4.625% due 02/01/2025	11	11
5.510% due 11/01/2027	66	64
5.780% due 08/01/2027	4	4
5.820% due 07/01/2027	6	5
Uniform Mortgage-Backed Security
4.000% due 06/01/2047 - 03/01/2048	343	312
4.000% due 09/01/2047 (l)	4,936	4,482

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

4.500% due 03/01/2028 - 08/01/2041		111	104
6.000% due 12/01/2032 - 09/01/2037		751	760
6.000% due 04/01/2039 - 06/01/2040 (l)		1,083	1,101
6.500% due 09/01/2028 - 02/01/2038		655	667
8.000% due 12/01/2024 - 11/01/2031		61	62
Uniform Mortgage-Backed Security, TBA
6.000% due 10/01/2053 - 11/01/2053		191,700	189,192
6.500% due 10/01/2053		47,400	47,618
Vendee Mortgage Trust
6.500% due 03/15/2029		36	34
6.750% due 02/15/2026 - 06/15/2026		18	18
7.500% due 09/15/2030		721	742

Total U.S. Government Agencies (Cost $314,613)			289,063

NON-AGENCY MORTGAGE-BACKED SECURITIES 30.6%
Access Financial Manufactured Housing Contract Trust 7.650% due 05/15/2049		200	2
Adjustable Rate Mortgage Trust
5.166% due 08/25/2035 «~		109	103
5.377% due 07/25/2035 ~		165	150
Ashford Hospitality Trust 6.905% due 04/15/2035 •		2,200	2,124
Banc of America Mortgage Trust 3.818% due 02/25/2035 «~		4	3
Bancorp Commercial Mortgage Trust 9.193% due 08/15/2032 •		451	448
BCAP LLC Trust 5.828% due 07/26/2036 ~		131	109
Bear Stearns ALT-A Trust 4.216% due 08/25/2036 ^~		208	105
Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041 ~		126	118
5.935% due 12/11/2040 ~		435	402
CALI Mortgage Trust 3.957% due 03/10/2039		1,100	841
Citigroup Commercial Mortgage Trust 5.617% due 12/10/2049 ~		625	425
Citigroup Mortgage Loan Trust 7.000% due 09/25/2033 «		1	1
Colony Mortgage Capital Ltd. 7.468% due 11/15/2038 •		1,000	925
Commercial Mortgage Loan Trust 6.809% due 12/10/2049 ~		777	103
Commercial Mortgage Trust 11.447% due 12/15/2038 •		1,380	1,061
Countrywide Alternative Loan Trust 5.854% due 07/25/2046 ^•		887	720
Countrywide Home Loan Mortgage Pass-Through Trust
5.150% due 08/25/2034 «~		141	129
6.074% due 03/25/2035 •		673	574
7.304% due 03/25/2046 ^•		938	607
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034 «		196	192
7.500% due 06/25/2035 ^		41	40
Credit Suisse First Boston Mortgage-Backed Pass-Through Certificates 7.000% due 02/25/2034 «		140	135
Credit Suisse Mortgage Capital Mortgage-Backed Trust 6.500% due 03/25/2036 ^		731	111
Credit Suisse Mortgage Capital Trust 3.431% due 11/10/2032		1,200	988
Eurosail PLC
6.938% due 09/13/2045 •	GBP	1,582	1,745
7.588% due 09/13/2045 •		1,130	1,223
9.188% due 09/13/2045 •		960	1,171
Freddie Mac
12.815% due 10/25/2041 •(l)		$2,800	2,888
13.115% due 11/25/2041 •(l)		2,800	2,905
GC Pastor Hipotecario FTA 4.104% due 06/21/2046 •	EUR	732	672
GMAC Mortgage Corp. Loan Trust 4.019% due 08/19/2034 «~		$16	13
GS Mortgage Securities Corp. Trust
4.744% due 10/10/2032 ~		2,600	2,405
8.733% due 08/15/2039 •(l)		3,400	3,399
GSAA Home Equity Trust 6.000% due 04/01/2034		391	372
GSMPS Mortgage Loan Trust
7.000% due 06/25/2043		1,323	1,296
7.500% due 06/19/2027 «~		12	12
8.000% due 09/19/2027 «~		286	263
GSR Mortgage Loan Trust
5.764% due 12/25/2034 «•		40	34
6.500% due 01/25/2034 «		2	2
IM Pastor Fondo de Titluzacion Hipotecaria 4.074% due 03/22/2043 •	EUR	204	187

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

JP Morgan Chase Commercial Mortgage Securities Trust
5.929% due 04/15/2037 •		$976	900
11.837% due 11/15/2038 •(l)		2,200	1,988
JP Morgan Mortgage Trust
4.764% due 10/25/2036 ^~		644	520
5.500% due 06/25/2037 ^«		4	4
LUXE Commercial Mortgage Trust 8.204% due 10/15/2038 •		3,016	2,906
MASTR Adjustable Rate Mortgages Trust 4.341% due 10/25/2034 ~		225	199
MASTR Alternative Loan Trust
6.250% due 07/25/2036		231	127
7.000% due 04/25/2034 «		18	18
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		2,209	1,524
7.500% due 07/25/2035		1,163	827
MFA Trust 3.661% due 01/26/2065 ~		300	246
Morgan Stanley Re-REMIC Trust 3.527% due 12/26/2046 ~		6,970	6,027
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		486	423
7.500% due 03/25/2034 ^		1,479	1,293
7.500% due 10/25/2034 ^		1,457	1,277
New Orleans Hotel Trust 6.969% due 04/15/2032 •		1,000	941
Newgate Funding PLC
5.095% due 12/15/2050 •	EUR	1,132	1,101
5.345% due 12/15/2050 •		1,132	1,068
RBSSP Resecuritization Trust
6.000% due 02/26/2037 ~		$2,240	1,204
6.250% due 12/26/2036 ~		5,226	1,821
Residential Accredit Loans, Inc. Trust 6.000% due 08/25/2035 ^		726	603
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		172	171
8.500% due 11/25/2031		616	298
8.500% due 12/25/2031 «		7	3
Structured Asset Securities Corp. Mortgage Loan Trust 7.500% due 10/25/2036 ^		2,110	1,234
WaMu Mortgage Pass-Through Certificates Trust 4.624% due 05/25/2035 ~		52	50
Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034 «		30	28
7.500% due 04/25/2033 «		88	84
Wells Fargo Commercial Mortgage Trust 5.092% due 12/15/2039 ~(l)		2,558	2,190

Total Non-Agency Mortgage-Backed Securities (Cost $64,299)			58,078

ASSET-BACKED SECURITIES 7.2%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates 8.959% due 11/25/2032 ^«•		39	1
Bear Stearns Asset-Backed Securities Trust 3.632% due 09/25/2034 «•		132	125
Conseco Finance Corp. 6.530% due 02/01/2031 ~		51	44
Conseco Finance Securitizations Corp. 7.960% due 05/01/2031		1,417	405
Countrywide Asset-Backed Certificates Trust
4.138% due 11/25/2034 •(l)		2,297	1,797
5.834% due 06/25/2037 ^•(l)		1,411	1,364
ECAF Ltd. 4.947% due 06/15/2040		1,301	813
Elmwood CLO Ltd. 0.000% due 04/20/2034 ~		1,213	936
Exeter Automobile Receivables Trust 0.000% due 05/15/2031 «(g)		7	1,763
Flagship Credit Auto Trust 0.000% due 12/15/2025 «(g)		12	828
Madison Park Funding Ltd. 0.000% due 07/27/2047 ~		500	232
Marlette Funding Trust
0.000% due 12/15/2028 «(g)		6	88
0.000% due 04/16/2029 «(g)		10	238
0.000% due 07/16/2029 «(g)		7	327
National Collegiate Commutation Trust 0.000% due 03/25/2038 •		10,400	2,839
SMB Private Education Loan Trust
0.000% due 10/15/2048 «(g)		5	1,377

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

0.000% due 02/16/2055 «(g)		0	544

Total Asset-Backed Securities (Cost $34,975)			13,721

SOVEREIGN ISSUES 2.4%
Argentina Government International Bond
0.750% due 07/09/2030 þ		515	128
1.000% due 07/09/2029		269	74
3.500% due 07/09/2041 þ(l)		1,880	488
3.625% due 07/09/2035 þ(l)		904	216
3.625% due 07/09/2046 þ		115	29
4.250% due 01/09/2038 þ(l)		4,388	1,291
Ghana Government International Bond
6.375% due 02/11/2027 ^(d)		323	144
7.875% due 02/11/2035 ^(d)(l)		388	174
Romania Government International Bond 5.500% due 09/18/2028	EUR	1,900	1,993
Venezuela Government International Bond
8.250% due 10/13/2024 ^(d)		$13	1
9.250% due 09/15/2027 ^(d)		171	18

Total Sovereign Issues (Cost $7,208)			4,556

		SHARES
COMMON STOCKS 5.4%
COMMUNICATION SERVICES 0.5%
Clear Channel Outdoor Holdings, Inc. (e)		291,816	461
iHeartMedia, Inc. 'A' (e)		68,102	215
iHeartMedia, Inc. 'B' «(e)		52,880	151
NAC Aviation «(j)		7,719	129
Promotora de Informaciones SA (e)		207,627	80

			1,036

CONSUMER DISCRETIONARY 0.0%
Steinhoff International Holdings NV «(e)(j)		17,707,899	0

ENERGY 0.0%
Axis Energy Services 'A' «(j)		422	14

FINANCIALS 1.8%
Banca Monte dei Paschi di Siena SpA (e)		323,500	826
Intelsat Emergence SA «(e)(j)		98,888	2,651

			3,477

INDUSTRIALS 2.8%
Neiman Marcus Group Ltd. LLC «(e)(j)		32,851	4,467
Syniverse Holdings, Inc. «		836,616	757
Westmoreland Mining Holdings «(e)(j)		70	1
Westmoreland Mining LLC «(e)(j)		70	0

			5,225

UTILITIES 0.3%
Windstream Units «(e)		28,052	559

Total Common Stocks (Cost $13,463)			10,311

RIGHTS 0.1%
INDUSTRIALS 0.1%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «(e)		10,605	99

Total Rights (Cost $0)			99

WARRANTS 0.1%
FINANCIALS 0.0%
Intelsat Emergence SA - Exp. 02/17/2027 «		711	2

INDUSTRIALS 0.1%
Intelsat Jackson Holdings SA - Exp. 12/05/2025 «		10,330	96

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

Total Warrants (Cost $2,662)			98

PREFERRED SECURITIES 3.1%
BANKING & FINANCE 3.1%
Capital Farm Credit ACA 5.000% due 03/15/2026 •(i)		1,300,000	1,173
Farm Credit Bank of Texas 5.700% due 09/15/2025 •(i)		1,000,000	937
Stichting AK Rabobank Certificaten 6.500% due 12/29/2049 þ(i)(l)		3,747,000	3,650
SVB Financial Group
4.000% due 05/15/2026 ^(d)(i)		100,000	4
4.700% due 11/15/2031 ^(d)(i)		26,000	1

Total Preferred Securities (Cost $7,446)			5,765

REAL ESTATE INVESTMENT TRUSTS 0.7%
REAL ESTATE 0.7%
CBL & Associates Properties, Inc.		2,011	42
Uniti Group, Inc.		54,523	257
VICI Properties, Inc.		33,427	973

Total Real Estate Investment Trusts (Cost $850)			1,272

		PRINCIPAL AMOUNT (000s)
SHORT-TERM INSTRUMENTS 6.3%
REPURCHASE AGREEMENTS (k) 4.3%			8,233

ARGENTINA TREASURY BILLS 0.0%
63.162% due 10/18/2023 - 11/23/2023 (f)(g)(h)	ARS	17,752	24

U.S. TREASURY BILLS 2.0%
5.430% due 10/05/2023 - 12/28/2023 (b)(f)(g)(l)		$3,768	3,740

Total Short-Term Instruments (Cost $12,006)			11,997

Total Investments in Securities (Cost $618,581)			532,804

Total Investments 281.1% (Cost $618,581)			$532,804
Financial Derivative Instruments (m)(n) 0.4%(Cost or Premiums, net $8,101)			695
Other Assets and Liabilities, net (181.5)%			(343,940)

Net Assets 100.0%			$189,559

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS:

* A zero balance may reflect actual amounts rounding to less than one thousand.

¤

The geographical classification of foreign (non-U.S.) securities in this report, if any, are classified by the country of incorporation of a holding. In certain instances, a security's country of incorporation may be different from its country of economic exposure.

^	Security is in default.
«	Security valued using significant unobservable inputs (Level 3).
µ	All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
~

Variable or Floating rate security. Rate shown is the rate in effect as of period end. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. Reference rate is as of reset date, which may vary by security. These securities may not indicate a reference rate and/or spread in their description.

•

Rate shown is the rate in effect as of period end. The rate may be based on a fixed rate, a capped rate or a floor rate and may convert to a variable or floating rate in the future. These securities do not indicate a reference rate and spread in their description.

þ	Coupon represents a rate which changes periodically based on a predetermined schedule or event. Rate shown is the rate in effect as of period end.
(a)	Security is an Interest Only ("IO") or IO Strip.
(b)	When-issued security.
(c)	Payment in-kind security.
(d)	Security is not accruing income as of the date of this report.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Principal amount of security is adjusted for inflation.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	RESTRICTED SECURITIES:
Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets

Axis Energy Services 'A'	07/01/2021	$6	$14	0.01%
Intelsat Emergence SA	06/19/2017 - 07/03/2023	6,774	2,651	1.40
Neiman Marcus Group Ltd. LLC	09/25/2020	1,058	4,467	2.36
Steinhoff International Holdings NV	06/30/2023	0	0	0.00
Syniverse Holdings, Inc.	05/12/2022 - 05/31/2023	822	757	0.40
Westmoreland Mining Holdings	03/26/2019	0	1	0.00
Westmoreland Mining LLC	06/30/2023	0	0	0.00

$8,661	$7,890	4.16%

BORROWINGS AND OTHER FINANCING TRANSACTIONS
(k)	REPURCHASE AGREEMENTS:
Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)

FICC	2.600%	09/29/2023	10/02/2023	$1,633	U.S. Treasury Notes 0.250% due 09/30/2025	$(1,666)	$1,633	$1,633
SAL	5.330	09/29/2023	10/02/2023	6,600	U.S. Treasury Note/Bond 0.375% due 01/31/2026	(4)	6,600	6,603

Total Repurchase Agreements	$(1,670)	$8,233	$8,236

REVERSE REPURCHASE AGREEMENTS:
Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)	Payable for Reverse Repurchase Agreements

BOM	5.830%	10/02/2023	11/02/2023	$(818)	$(818)
5.850	09/01/2023	10/02/2023	(843)	(847)
BOS	5.810	07/11/2023	10/10/2023	(3,264)	(3,307)
BPS	5.550	09/18/2023	TBD(3)	(5,018)	(5,029)
5.650	09/18/2023	TBD(3)	(494)	(495)
5.700	09/18/2023	TBD(3)	(226)	(226)
5.720	07/14/2023	10/13/2023	(2,359)	(2,389)
6.030	07/31/2023	01/29/2024	(3,856)	(3,897)
6.060	07/14/2023	01/10/2024	(6,135)	(6,217)
6.060	08/17/2023	02/13/2024	(4,974)	(5,013)

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

6.560	07/13/2023	01/10/2024	(2,493)	(2,531)
6.860	07/13/2023	01/10/2024	(3,598)	(3,653)
BRC	6.660	09/08/2023	01/05/2024	(1,395)	(1,402)
BYR	5.780	09/27/2023	11/28/2023	(484)	(484)
5.940	09/20/2023	11/20/2023	(782)	(784)
5.970	09/08/2023	12/01/2023	(1,944)	(1,951)
6.010	07/06/2023	01/08/2024	(2,753)	(2,793)
6.010	09/08/2023	03/06/2024	(3,706)	(3,721)
CIB	5.440	09/14/2023	10/12/2023	(6,521)	(6,539)
6.020	08/16/2023	02/16/2024	(625)	(629)
IND	5.980	08/03/2023	02/05/2024	(435)	(440)
6.050	09/26/2023	12/27/2023	(2,999)	(3,002)
JML	5.750	09/22/2023	11/03/2023	(2,082)	(2,086)
JPS	6.430	07/03/2023	01/02/2024	(1,766)	(1,795)
RCY	5.510	07/25/2023	10/26/2023	(5,448)	(5,506)
5.650	08/16/2023	02/16/2024	(1,422)	(1,432)
5.900	09/18/2023	10/18/2023	(1,450)	(1,454)
6.020	08/16/2023	02/16/2024	(858)	(864)
6.020	08/17/2023	02/16/2024	(2,047)	(2,063)
SCX	5.750	07/10/2023	11/10/2023	(2,560)	(2,594)
SOG	5.500	07/28/2023	TBD(3)	(410)	(414)
5.570	07/28/2023	TBD(3)	(218)	(220)
5.620	04/12/2023	10/12/2023	(1,701)	(1,747)
5.950	08/02/2023	12/04/2023	(611)	(617)
TDM	5.470	07/28/2023	TBD(3)	(1,577)	(1,594)
5.490	07/28/2023	TBD(3)	(3,246)	(3,280)
5.650	07/28/2023	TBD(3)	(3,979)	(4,020)
5.720	09/22/2023	11/24/2023	(10,324)	(10,341)
UBS	4.100	06/08/2023	TBD(3)	EUR	(314)	(336)
4.100	09/01/2023	TBD(3)	(1,237)	(1,312)
4.275	09/22/2023	12/22/2023	(3,003)	(3,178)
5.920	08/31/2023	11/29/2023	$(2,502)	(2,515)
6.070	08/28/2023	02/26/2024	(1,393)	(1,401)

Total Reverse Repurchase Agreements	$(104,936)

SHORT SALES:
Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales

U.S. Government Agencies (1.2)%
Uniform Mortgage-Backed Security, TBA	2.000%	10/01/2038	$300	$(261)	$(257)
Uniform Mortgage-Backed Security, TBA	2.000	10/01/2053	1,950	(1,540)	(1,484)
Uniform Mortgage-Backed Security, TBA	2.500	10/01/2053	600	(493)	(476)

Total Short Sales (1.2)%	$(2,294)	$(2,217)

(l)	Securities with an aggregate market value of $115,899 and cash of $910 have been pledged as collateral under the terms of master agreements as of September 30, 2023.
(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended September 30, 2023 was $(100,560) at a weighted average interest rate of 5.642%. Average borrowings may include reverse repurchase agreements and sale-buyback transactions, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(m)	FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED
FUTURES CONTRACTS:
SHORT FUTURES CONTRACTS
Variation Margin
Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Asset	Liability

3-Month SOFR Active Contract December Futures	03/2024	10	$(2,364)	$69	$0	$0
3-Month SOFR Active Contract December Futures	03/2025	4	(954)	24	0	0
3-Month SOFR Active Contract December Futures	03/2026	5	(1,200)	22	0	(1)
3-Month SOFR Active Contract June Futures	09/2024	6	(1,422)	42	0	0
3-Month SOFR Active Contract June Futures	09/2025	4	(959)	20	0	0
3-Month SOFR Active Contract March Futures	06/2024	7	(1,656)	50	0	0
3-Month SOFR Active Contract March Futures	06/2025	4	(957)	21	0	0
3-Month SOFR Active Contract March Futures	06/2026	4	(961)	18	0	(1)
3-Month SOFR Active Contract September Futures	12/2024	6	(1,426)	39	0	0
3-Month SOFR Active Contract September Futures	12/2025	4	(960)	18	0	(1)

Total Futures Contracts	$323	$0	$(3)

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
										Variation Margin
Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)		Notional Amount(3)	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Asset	Liability

AT&T, Inc.	1.000%	Quarterly	06/20/2028	1.046%		$500	$(5)	$4	$(1)	$0	$0

INTEREST RATE SWAPS
										Variation Margin
Pay/ Receive Floating Rate	Floating Rate Index	Fixed Rate	Payment Frequency	Maturity Date		Notional Amount	Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Asset	Liability

Receive	1-Day GBP-SONIO Compounded-OIS	0.750%	Annual	09/21/2052	GBP	5,900	$680	$3,412	$4,092	$60	$0
Receive	1-Day USD-SOFR Compounded-OIS	0.500	Maturity	12/15/2023		$85,300	(4)	1,134	1,130	36	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2024		32,500	(307)	970	663	6	0
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2024		14,000	12	682	694	1	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.450	Annual	12/20/2024		8,800	(1)	242	241	0	(1)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.350	Annual	01/17/2025		4,400	0	121	121	0	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	06/20/2025		8,400	130	343	473	1	0
Receive	1-Day USD-SOFR Compounded-OIS	3.750	Annual	06/21/2025		142,900	(321)	4,138	3,817	0	(20)
Receive(5)	1-Day USD-SOFR Compounded-OIS	2.300	Annual	01/17/2026		700	0	32	32	0	0
Receive	1-Day USD-SOFR Compounded-OIS	1.350	Semi-Annual	01/20/2027		3,200	(1)	369	368	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.360	Semi-Annual	02/15/2027		2,130	0	241	241	0	(1)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	02/17/2027		3,500	(1)	387	386	0	(2)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	02/24/2027		1,000	0	111	111	0	(1)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	02/24/2027		3,400	(9)	(343)	(352)	2	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2027		11,200	(763)	(707)	(1,470)	8	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2027		28,200	(1,308)	(1,618)	(2,926)	22	0
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2027		47,200	3,512	1,988	5,500	0	(46)
Receive	1-Day USD-SOFR Compounded-OIS	1.420	Semi-Annual	08/17/2028		3,800	(1)	555	554	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.370	Semi-Annual	08/25/2028		11,363	(3)	1,681	1,678	0	(11)
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/15/2028		7,141	97	(1,142)	(1,045)	7	0
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.750	Annual	12/20/2028		33,300	307	514	821	0	(49)
Receive	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	01/12/2029		2,365	0	368	368	0	(2)
Pay	1-Day USD-SOFR Compounded-OIS	1.700	Semi-Annual	01/12/2029		8,600	(26)	(1,228)	(1,254)	9	0
Pay	1-Day USD-SOFR Compounded-OIS	1.000	Annual	06/15/2029		2,810	(113)	(393)	(506)	3	0
Pay	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2029		73,390	(5,265)	(5,025)	(10,290)	84	0
Pay	1-Day USD-SOFR Compounded-OIS	3.000	Semi-Annual	06/19/2029		44,200	2,283	(5,904)	(3,621)	53	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Semi-Annual	12/18/2029		4,500	(46)	(711)	(757)	5	0
Pay	1-Day USD-SOFR Compounded-OIS	2.000	Annual	12/21/2029		13,700	(1,410)	(630)	(2,040)	16	0
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2030		6,800	179	379	558	0	(11)
Receive	1-Day USD-SOFR Compounded-OIS	1.000	Semi-Annual	12/16/2030		4,805	21	1,038	1,059	0	(6)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	12/15/2031		12,200	(165)	2,474	2,309	0	(17)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Annual	06/15/2032		38,250	4,949	3,841	8,790	0	(56)

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2032	46,980	1,980	7,060	9,040	0	(71)
Receive	1-Day USD-SOFR Compounded-OIS	3.000	Annual	06/21/2033	17,505	747	1,123	1,870	0	(29)
Receive(5)	1-Day USD-SOFR Compounded-OIS	3.500	Annual	12/20/2033	20,500	602	607	1,209	0	(33)
Receive	1-Day USD-SOFR Compounded-OIS	2.000	Semi-Annual	01/15/2050	4,400	(31)	1,708	1,677	0	(13)
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Semi-Annual	01/22/2050	4,100	(10)	1,734	1,724	0	(12)
Receive	1-Day USD-SOFR Compounded-OIS	1.875	Semi-Annual	02/07/2050	1,400	(5)	564	559	0	(4)
Receive	1-Day USD-SOFR Compounded-OIS	1.250	Semi-Annual	12/16/2050	5,700	537	2,313	2,850	0	(15)
Receive	1-Day USD-SOFR Compounded-OIS	1.450	Semi-Annual	04/07/2051	3,500	(2)	1,666	1,664	0	(10)
Pay	1-Day USD-SOFR Compounded-OIS	1.650	Semi-Annual	04/08/2051	2,100	1	(929)	(928)	6	0
Pay	1-Day USD-SOFR Compounded-OIS	1.500	Annual	06/15/2052	2,800	(106)	(1,109)	(1,215)	8	0
Receive	1-Day USD-SOFR Compounded-OIS	1.750	Annual	06/15/2052	6,900	1,128	1,568	2,696	0	(22)
Receive	1-Year BRL-CDI	11.788	Maturity	01/04/2027	BRL	40,300	0	(81)	(81)	0	(31)
Pay	1-Year BRL-CDI	12.015	Maturity	01/04/2027	39,700	0	115	115	30	0
Pay	3-Month CAD-Bank Bill	3.300	Semi-Annual	06/19/2024	CAD	11,200	624	(808)	(184)	1	0
Receive	3-Month CAD-Bank Bill	3.500	Semi-Annual	06/20/2044	1,300	(183)	316	133	0	(6)
Receive	6-Month EUR-EURIBOR	0.260	Annual	09/06/2024	EUR	15,100	2	591	593	5	0
Receive	6-Month EUR-EURIBOR	0.500	Annual	09/21/2052	3,500	303	1,494	1,797	0	(9)
Receive(5)	6-Month EUR-EURIBOR	0.830	Annual	12/09/2052	3,700	23	253	276	0	(11)

$8,036	$25,504	$33,540	$363	$(494)

Total Swap Agreements	$8,031	$25,508	$33,539	$363	$(494)

Cash of $8,207 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of September 30, 2023.
(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date.
(n)	FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER
FORWARD FOREIGN CURRENCY CONTRACTS:
Unrealized Appreciation/(Depreciation)
Counterparty	Settlement Month	Currency to be Delivered	Currency to be Received	Asset	Liability

BOA	11/2023	$164	PEN	609	$0	$(3)
BPS	10/2023	EUR	1,839	$1,963	18	0
10/2023	PEN	11	3	0	0
10/2023	$25,497	EUR	24,060	1	(60)
11/2023	EUR	23,740	$25,188	58	0
CBK	10/2023	21,636	23,391	517	0
10/2023	PEN	33	9	0	0
11/2023	716	193	4	0
GLM	10/2023	$1	MXN	12	0	0
JPM	10/2023	MXN	3,565	$203	0	(1)
11/2023	ZAR	297	16	0	0
MBC	10/2023	CAD	517	383	2	0
10/2023	EUR	149	160	2	0
10/2023	GBP	6,058	7,621	230	0
10/2023	$382	CAD	517	0	(2)
11/2023	CAD	517	$382	2	0
MYI	10/2023	EUR	229	244	1	0
SCX	11/2023	$220	EUR	207	0	(1)
TOR	10/2023	7,359	GBP	6,058	32	0
11/2023	GBP	6,058	$7,360	0	(32)

Total Forward Foreign Currency Contracts	$867	$(99)

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

SWAP AGREEMENTS:
CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)
Swap Agreements, at Value(4)
Counterparty	Reference Entity	Fixed Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at September 30, 2023(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Asset	Liability

GST	Equinix, Inc.	5.000%	Quarterly	06/20/2027	1.402%	$500	$70	$(9)	$61	$0

Total Swap Agreements	$70	$(9)	$61	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the underlying referenced instrument's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FAIR VALUE MEASUREMENTS
The following is a summary of the fair valuations according to the inputs used as of September 30, 2023 in valuing the Fund's assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 09/30/2023

Investments in Securities, at Value
Loan Participations and Assignments	$0	$29,644	$9,856	$39,500
Corporate Bonds & Notes
Banking & Finance	0	42,828	0	42,828
Industrials	0	42,173	0	42,173
Utilities	0	9,003	0	9,003
Convertible Bonds & Notes
Banking & Finance	0	108	0	108
Municipal Bonds & Notes
California	0	1,654	0	1,654
Illinois	0	14	0	14
Puerto Rico	0	567	0	567
West Virginia	0	1,997	0	1,997
U.S. Government Agencies	0	289,063	0	289,063
Non-Agency Mortgage-Backed Securities	0	57,054	1,024	58,078
Asset-Backed Securities	0	8,430	5,291	13,721
Sovereign Issues	0	4,556	0	4,556
Common Stocks
Communication Services	756	0	280	1,036
Energy	0	0	14	14
Financials	826	0	2,651	3,477
Industrials	0	0	5,225	5,225
Utilities	0	0	559	559
Rights
Industrials	0	0	99	99
Warrants
Financials	0	0	2	2
Industrials	0	0	96	96
Preferred Securities
Banking & Finance	0	5,765	0	5,765
Real Estate Investment Trusts
Real Estate	1,272	0	0	1,272
Short-Term Instruments
Repurchase Agreements	0	8,233	0	8,233
Argentina Treasury Bills	0	24	0	24
U.S. Treasury Bills	0	3,740	0	3,740

Total Investments	$2,854	$504,853	$25,097	$532,804

Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(2,217)	$0	$(2,217)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	363	0	363
Over the counter	0	928	0	928

$0	$1,291	$0	$1,291
Financial Derivative Instruments - Liabilities

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)	September 30, 2023 (Unaudited)

Exchange-traded or centrally cleared					0	(497)		0	(497)
Over the counter					0	(99)		0	(99)

					$0	$(596)		$0	$(596)

Total Financial Derivative Instruments					$0	$695		$0	$695

Totals					$2,854	$503,331		$25,097	$531,282

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended September 30, 2023:
Category and Subcategory	Beginning Balance at 06/30/2023	Net Purchases	Net Sales/Settlements	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation) (1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 09/30/2023	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 09/30/2023 (1)

Investments in Securities, at Value
Loan Participations and Assignments	$19,077	$290	$(3,812)	$91	$29	$(824)	$20	$(5,015)	$9,856	$429
Non-Agency Mortgage-Backed Securities	1,151	0	(129)	0	0	2	0	0	1,024	(3)
Asset-Backed Securities	6,006	0	(11)	0	2	(706)	0	0	5,291	(705)
Common Stocks
Communication Services	173	129	0	0	0	(22)	0	0	280	(23)
Energy	13	0	0	0	0	1	0	0	14	1
Financials	2,269	0	0	0	0	382	0	0	2,651	382
Industrials	5,762	0	0	0	0	(537)	0	0	5,225	(537)
Utilities	0	130	0	0	0	429	0	0	559	429
Rights
Industrials	50	0	0	0	0	49	0	0	99	49
Warrants
Financials	1	0	0	0	0	1	0	0	2	1
Industrials(2)	75	0	0	0	0	21	0	0	96	21
Information Technology	429	0	(129)	0	0	(300)	0	0	0	0

Totals	$35,006	$549	$(4,081)	$91	$31	$(1,504)	$20	$(5,015)	$25,097	$44

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:
									(% Unless Noted Otherwise)

Category and Subcategory		Ending Balance at 09/30/2023	Valuation Technique			Unobservable Inputs			Input Value(s)	Weighted Average

Investments in Securities, at Value
Loan Participations and Assignments		$5,266	Comparable Companies			EBITDA Multiple		X/X	11.000/10.000	—
		4,000	Discounted Cash Flow			Discount Rate			9.510-26.560	18.170
		590	Third Party Vendor			Broker Quote			72.500-103.750	90.901
Non-Agency Mortgage-Backed Securities		1,024	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Asset-Backed Securities		5,165	Discounted Cash Flow			Discount Rate			10.000-20.000	15.330
		126	Fair Valuation of Odd Lot Positions			Adjustment Factor			2.500	—
Common Stocks
Communication Services		129	Indicative Market Quotation			Broker Quote			$16.725	—
		151	Reference Instrument			Stock Price w/Liquidity Discount			10.000	—
Energy		14	Comparable Companies			EBITDA Multiple		X	3.740	—
Financials		2,651	Indicative Market Quotation/Comparable Companies			Broker Quote/EBITDA Multiple		$/X	22.500/4.000	—
Industrials		4,467	Comparable Multiple/Discounted Cash Flow			Revenue Multiple/EBITDA Multiple/Discount Rate		X/X /%	0.530/5.780/10.500	—
		757	Discounted Cash Flow			Discount Rate			15.620	—
		1	Indicative Market Quotation			Broker Quote			$6.500-11.500	9.693
Utilities		559	Comparable Companies			EBITDA Multiple		X	5.000	—
Rights
Industrials		99	Discounted Cash Flow			Discount Rate			2.750	—
Warrants
Financials		2	Option Pricing			Volatility			40.000	—
Industrials		96	Discounted Cash Flow			Discount Rate			2.750	—

Total		$25,097

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at September 30, 2023 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)									Sector type updated from Financials to Industrials since prior fiscal year end.

Notes to Financial Statements

1. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies The NAV of the Fund's shares, or each of its share classes as applicable, is determined by dividing the total value of portfolio investments and other assets attributable to the Fund or class, less any liabilities, as applicable, by the total number of shares outstanding.

On each day that the New York Stock Exchange (“NYSE”) is open, the Fund’s shares are ordinarily valued as of the close of regular trading (normally 4:00 p.m., Eastern time) (“NYSE Close”). Information that becomes known to the Fund or its agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. If regular trading on the NYSE closes earlier than scheduled, the Fund may calculate its NAV as of the earlier closing time or calculate its NAV as of the NYSE Close for that day. The Fund generally does not calculate its NAV on days on which the NYSE is not open for business. If the NYSE is closed on a day it would normally be open for business, the Fund may calculate its NAV as of the NYSE Close for such day or such other time that the Fund may determine.

For purposes of calculating NAV, portfolio securities and other assets for which market quotations are readily available are valued at market value. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Fund can access at the measurement date, provided that a quotation will not be readily available if it is not reliable. Market value is generally determined on the basis of official closing prices or the last reported sales prices. The Fund will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by Pacific Investment Management Company LLC (“PIMCO”) to be the primary exchange. If market value pricing is used, a foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange.

Investments for which market quotations are not readily available are valued at fair value as determined in good faith pursuant to Rule 2a-5 under the Investment Company Act. As a general principle, the fair value of a security or other asset is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Pursuant to Rule 2a-5, the Board of Trustees has designated PIMCO as the valuation designee (“Valuation Designee”) for the Fund to perform the fair value determination relating to all Fund investments. PIMCO may carry out its designated responsibilities as Valuation Designee through various teams and committees. The Valuation Designee’s policies and procedures govern the Valuation Designee’s selection and application of methodologies for determining and calculating the fair value of Fund investments. The Valuation Designee may value Fund portfolio securities for which market quotations are not readily available and other Fund assets utilizing inputs from pricing services, quotation reporting systems, valuation agents and other third-party sources (together, “Pricing Sources”).

Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Sources may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Sources. With respect to any portion of the Fund’s assets that are invested in one or more open-end management investment companies (other than ETFs), the Fund’s NAV will be calculated based on the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value. Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Sources, which may recommend fair value or adjustments with reference to other securities, indexes or assets. In considering whether fair valuation is required and in determining fair values, the Valuation Designee may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indexes) that occur after the close of the relevant market and before the NYSE Close. The Fund may utilize modeling tools provided by third-party vendors to determine fair values of foreign (non-U.S.) securities. For these purposes, unless otherwise determined by the Valuation Designee, any movement in the applicable reference index or instrument (“zero trigger”) between the earlier close of the applicable foreign market and the NYSE Close may be deemed to be a significant event, prompting the application of the pricing model (effectively resulting in daily fair valuations). Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Fund is not open for business, which may result in the Fund's portfolio investments being affected when shareholders are unable to buy or sell shares.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Sources. As a result, the value of such investments and, in turn, the NAV of the Fund's shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Fund is not open for business. As a result, to the extent that the Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund's next calculated NAV.

Fair valuation may require subjective determinations about the value of a security. While the Fund’s and Valuation Designee's policies and procedures are intended to result in a calculation of the Fund's NAV that fairly reflects security values as of the time of pricing, the Fund cannot ensure that fair values accurately reflect the price that the Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by the Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy U.S. GAAP describes fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2 or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

• Level 1 — Quoted prices (unadjusted) in active markets or exchanges for identical assets and liabilities.

• Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

Notes to Financial Statements (Cont.)

• Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Valuation Designee that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Sources (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Sources or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for the Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of the Fund's assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for the Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1, Level 2 and Level 3 trading assets and trading liabilities, at fair value The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1, Level 2 and Level 3 of the fair value hierarchy are as follows:

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Investments in registered open-end investment companies (other than ETFs) will be valued based upon the NAVs of such investments and are categorized as Level 1 of the fair value hierarchy. Investments in unregistered open-end investment companies will be calculated based upon the NAVs of such investments and are considered Level 1 provided that the NAVs are observable, calculated daily and are the value at which both purchases and sales will be conducted.

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities, non-U.S. bonds, and short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Sources' internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Sources that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Sources that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Valuation adjustments may be applied to certain exchange traded futures and options to account for market movement between the exchange settlement and the NYSE close. These securities are valued using quotes obtained from a quotation reporting system, established market makers or Pricing Sources. Financial derivatives using these valuation adjustments are categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts and options contracts derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Sources (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indexes, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indexes, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Sources (normally determined as of the NYSE Close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Sources using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate, LIBOR forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Notes to Financial Statements (Cont.)

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indexes, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithms based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source or input of the reference instrument.

Expected recovery valuation estimates that the fair value of an existing asset can be recovered, net of any liability. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Discounted Cash Flow model is based on future cash flows generated by the investment and may be normalized based on expected investment performance. Future cash flows are discounted to present value using an appropriate rate of return, typically calibrated to the initial transaction date and adjusted based on Capital Asset Pricing Model and/or other market-based inputs. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Comparable Companies model is based on application of valuation multiples from publicly traded comparable companies to the financials of the subject company. Adjustments may be made to the market-derived valuation multiples based on differences between the comparable companies and the subject company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

The Option Pricing Model is a commonly accepted method of allocating enterprise value across a capital structure. The method may be utilized when a capital structure includes multiple instruments with varying rights and preferences, there is no short term exit horizon, the nature of an exit event is unknown, or if the enterprise value is not sufficient to cover outstanding debt and preferred claims. The Option Pricing Model can also be used as a method to estimate enterprise value by ‘back-solving’ if there are recent indicative transactions for securities with the same issuer. The Option Pricing Model uses Black-Scholes option pricing, a generally accepted option model typically used to value call options, puts, warrants, and convertible preferred securities. Significant changes in unobservable inputs would result in direct changes in the fair value of the security. These securities are categorized as level 3 of the fair value hierarchy.

Securities may be valued based on purchase prices of privately negotiated transactions. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Securities that are smaller in size than institutional-sized or round lot positions of the particular security/instrument type may apply an adjustment factor to the daily vendor-provided price for the corresponding round lot position to arrive at a fair value for the applicable odd lot positions. The adjustment factor is determined by comparing the prices of internal trades with vendor prices, calculating the weighted average differences, and using that difference as an adjustment factor to vendor prices. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper, time deposits, and certificates of deposit) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Valuation Designee believes reflects fair value and are categorized as Level 3 of the fair value hierarchy.

2. FEDERAL INCOME TAX MATTERS

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Fund's tax positions for all open tax years. As of September 30, 2023, the Fund has recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions it has taken or expect to take in future tax returns.

The Fund files U.S. federal, state, and local tax returns as required. The Fund's tax returns are subject to examination by relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.

Glossary: (abbreviations that may be used in the preceding statements)					(Unaudited)

Counterparty Abbreviations:
BOA	Bank of America N.A.	FICC	Fixed Income Clearing Corporation	MYI	Morgan Stanley & Co. International PLC
BOM	Bank of Montreal	GLM	Goldman Sachs Bank USA	RCY	Royal Bank of Canada
BOS	BofA Securities, Inc.	GST	Goldman Sachs International	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	IND	Crédit Agricole Corporate and Investment Bank S.A.	SCX	Standard Chartered Bank, London
BRC	Barclays Bank PLC	JML	JP Morgan Securities Plc	SOG	Societe Generale Paris
BYR	The Bank of Nova Scotia - Toronto	JPM	JP Morgan Chase Bank N.A.	TDM	TD Securities (USA) LLC
CBK	Citibank N.A.	JPS	J.P. Morgan Securities LLC	TOR	The Toronto-Dominion Bank
CDI	Natixis Singapore	MBC	HSBC Bank Plc	UBS	UBS Securities LLC
CIB	Canadian Imperial Bank of Commerce

Currency Abbreviations:
ARS	Argentine Peso	EUR	Euro	PEN	Peruvian New Sol
BRL	Brazilian Real	GBP	British Pound	USD (or $)	United States Dollar
CAD	Canadian Dollar	MXN	Mexican Peso	ZAR	South African Rand

Index/Spread Abbreviations:
EUR003M	3 Month EUR Swap Rate	LIBOR01M	1 Month USD-LIBOR	SONIO	Sterling Overnight Interbank Average Rate
EUR006M	6 Month EUR Swap Rate	SOFR	Secured Overnight Financing Rate

Municipal Bond or Agency Abbreviations:
ACA	American Capital Access Holding Ltd.

Other Abbreviations:
ALT	Alternate Loan Trust	EBITDA	Earnings before Interest, Taxes, Depreciation and Amortization	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BRL-CDI	Brazil Interbank Deposit Rate	LIBOR	London Interbank Offered Rate	TBD	To-Be-Determined
CLO	Collateralized Loan Obligation	OIS	Overnight Index Swap	TBD%	Interest rate to be determined when loan settles or at the time of funding
DAC	Designated Activity Company	PIK	Payment-in-Kind